Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Multiple Sponsored Retirement Options II

Supplement Dated June 18, 2024 to the Contract Prospectus,

Initial Summary Prospectus, and Updating Summary Prospectus,

each dated May 1, 2024, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF IMPORTANT INFORMATION

ABOUT YOUR CONTRACT PROSPECTUS AND

SUMMARY PROSPECTUSES

The following fund has been added to APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT (“APPENDIX A”), in the contract prospects and to the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT (“APPENDIX”), in the summary prospectuses. In that regard, the APPENDIX A of the contract prospectus and the APPENDIX of the summary prospectuses has been revised to add the following fund:

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 Year	5 Years	10 Years
The fund seeks long-term capital appreciation with a secondary investment objective of income.	Virtus Duff & Phelps Global Real Estate Securities Fund (Class A)[1] Investment Adviser: Virtus Investment Advisers, Inc. Subadviser: Duff & Phelps Investment Management Co.	1.40%	9.91%	6.12%	6.46%

*	Operating Expenses reflecting applicable waivers or expense limitations as reported in the Fund’s expenses.
[1]	This Fund is available to the general public in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS Special Considerations for Section 403(b) Plans” in the prospectus for the Contract for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.

X.167680-24A	June 2024

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.167680-24A	June 2024